UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	SEPTEMBER 30, 2008

Item 1. Report to Stockholders.

FPA New Income, Inc.

Annual Report

September 30, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50904

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended September 30, 2008. Your Fund's net asset value (NAV) per share closed at $11.06. During the fiscal year, your Fund paid four income dividends totaling $0.49. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

	Periods Ended September 30, 2008
	1 Year	5 Years	10 Years	15 Years	20 Years	6/30/1984 Inception
FPA New Income, Inc. (NAV)*	4.84%	4.03%	5.56%	6.05%	7.52%	8.97%
FPA New Income (Net of Sales Charge)**	1.17%	3.30%	5.19%	5.80%	7.33%	8.81%
Lipper A-Rated Bond Fund Average	(2.78)%	2.09%	3.87%	4.87%	6.60%	NA
Lehman Brothers Govt/ Credit Index	2.41%	3.34%	5.00%	5.73%	7.19%	8.44%

The Fund's total rate of return for the fiscal year was 4.84%* versus -2.78% and 2.41% for the Lipper "A" Rated Bond Fund Average and Lehman Brothers Government/Credit bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 1.19%*; Lipper Average, -4.58%; and the Lehman Brothers Index, -3.12%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 3.04%*; the Lipper Average -4.41%; and the Lehman Brothers Index, -0.67%.

Commentary

This shareholder letter will be a somewhat longer and difficult one for you to read but we hope that it will provide you both insight and confidence as to how we are managing your Fund during these tumultuous times, so please have the patience to persevere. We are very pleased to report that we have been able to provide an island of stability to our shareholders. Our philosophy of "winning by not losing" is again very apparent when you compare your Fund's performance to the relative benchmarks. During the past six months, both the Lipper "A"-Rated Bond Fund Average and the Lehman Brother's Government/Credit indexes produced significant negative total returns of -4.58% and -3.12%, respectively, while your Fund achieved a positive 1.19% return. Your Fund's return outperformed the 0.94% return of the three-month Treasury bill as well.

We believe the strategy that we have deployed over the last three years, as well as since we first wrote "Buyer's Strike" on June 16, 2003, has been severely tested and it has passed with flying colors. First, we have been unwilling to buy longer-term bonds when Treasury yields are in the 3% to 4% range since we do not believe they provide sufficient compensation for risk of future inflation or governmental policy changes. Second, starting in 2005, we began a process of increasing the credit quality above our already high standards so as to provide both liquidity and principal protection. While many investors and bond fund managers were reaching for the perceived benefits of higher yields through complex structured finance securities, we did not. This cost your Fund short-term relative performance since it appeared that it was losing out on the benefits of these higher yields. Now that this market has crashed and burned with virtually no market values available for these types of securities, we believe our prudence and discipline have been

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

**  Reflects deduction of the maximum sales charge of 3.5% of the offering price rewarded. Finally, we eliminated virtually all credit risk from the portfolio, as exemplified by our having less than 0.4% exposure to the high-yield sector. It was June of last year that I made the comment on the Morningstar bond manager panel that, "I would not touch the high-yield sector with a 5,000 foot pole. There is insufficient compensation for credit risk and it would not surprise me to see this sector set a new all-time high yield spread in the next recession or crisis." At that time, the Merrill Lynch Master Index provided a yield advantage over a similar-maturity Treasury bond of 280 basis points and that was up from a recent record low 241 basis points. As of September 30, this spread had risen to 1096 basis points, above the 1076 record of 2002, and then proceeded to skyrocket to 1681 basis points on October 27. This has been the most devastating period for the high-yield market in history. While this was occurring, high-quality corporate bond spreads were also blowing out to record levels. The escalating credit crisis was responsible for these sectors coming under such severe strain. Your Fund did not experience virtually any of this negative price action because of our strategy of staying in Treasury bonds, selected government Agency securities and seasoned government Agency mortgage-backed securities that protected your Fund's principal value. We also had the advantage of being able to obtain real market prices for the securities we owned since they were of a vanilla nature. Nearly three years ago, Tom Atteberry and I agreed that the Fund would no longer be like Baskin & Robbins with 31 different flavors of debt securities. We would become a new ice cream store that specialized in only one flavor, vanilla. This strategy has proved to be very successful, especially in the past six months.

Because of our defensive portfolio posturing, the underperformance that we wrote about in our March 31, 2008 shareholder letter has been completely eliminated and then some. By not experiencing the losses that recently occurred in both the Lipper and Lehman benchmarks, your Fund's long-term relative performance has also improved materially. A comparison of our March 31 shareholder report with this one will demonstrate this quite easily. This outcome reconfirms to us that protecting the downside, especially in a bond fund, is critically important and that is why we spend so much time trying to minimize our investment mistakes. As of September 30, your Fund is at its highest credit quality ever. Securities rated AAA or higher represent 99.6% while high-yield is 0.4%. Within the 99.6% AAA component, 74% are government/Agency securities, with cash and equivalents totaling 22%. We should also point out that we do not and have not owned debenture securities issued by the government Agencies of Fannie Mae or Freddie Mac for over two years. We placed these two issuers on our restricted list because of their inability to issue financial statements. In their place, we owned other Agency securities that were able to issue financial statements. We did this without any give-up in yield. In our mind, we could not justify lending money to an entity that was not filing financial statements unless we were investing in some type of corporate bankruptcy situation. Had other investors restricted these entities like FPA did, maybe these two agencies would not have gotten into the mess they found themselves in, which necessitated a governmental takeover via conservatorship. In addition to placing these companies on restriction, more than two years ago we reduced the number of companies qualifying for our commercial paper investment approved list by 75%. American International Group was one of those companies and thus, your Fund did not experience any of the negative fallout from AIG's problems or the rest of the commercial paper market which is now requiring governmental assistance. The entire FPA team is to be thanked for their dedication in this area as well.

Your Fund's September 30 duration was a short 1.07 years, which approximates the average duration of the Fund for the last five years. A short duration will protect your Fund from the negative effects of a rise in interest rates. This means the Fund has very little price volatility per unit of interest rate increase. On the other hand, should intermediate and longer-term interest rates decline, your Fund will likely underperform the comparison benchmarks because of its short duration. We are unwilling to take the risk of a longer-term duration (maturity) with yields as low as they are presently. We will not extend the term of the securities we purchase until we are being appropriately compensated for the risk. For Treasury securities, this would require a yield in at least the mid-5% or 6% range.

One final thought, "would we consider buying high-yield securities now that their yield spreads are at an extraordinary wide level?" We are evaluating this question and if we do, it will most likely initially be in bank debt since it is first in line in the pecking order should a company fail. We are focusing on the highest-quality segment of high-yield market because we believe this credit crisis still has a long way to go and the negative effects of it on the economy are still to come.

Outlook

The worst of the credit crisis still lies ahead, in our opinion. It will likely be driven by the increasingly severe economic contraction, which we expect to be far worse than what the consensus economic forecast is anticipating. If we are correct, the Federal Reserve, the U.S Treasury and the rest of the federal government will experience added stress.

Since the fourth quarter of 2007, we have argued that we were entering a recession and that it would be severe. Recent economic data appears to be confirming that we are in a recession and that it is getting much worse. The initial third-quarter real GDP report showed that consumer spending fell at a 3.1% annual rate. This was the sharpest decline since 1980 and the first drop in 17 years. The Conference Board's September Consumer Confidence Index tumbled 23.4 points to 38, the worst reading since the index's records first began in 1967, and the third-largest monthly decline on record. The devastation that has taken place in the consumer's net worth because of declines in home values and stock prices is unprecedented, other than during the Great Depression. In light of this, the only way for the consumer to begin to climb out of the financial hole that has been created by the collapse in his net worth is through actual saving. This means a lower level of consumption for a prolonged period of time. Earlier this year, before this latest phase of the credit crisis, we estimated that real GDP growth for the next five years was likely to fall to a low 2% annual growth rate from the 2.93% growth rate that took place between 2002 and 2007. This prior five-year period benefitted from the credit excesses that were available to consumers through lax lending standards that allowed consumption to rise from approximately 66% of GDP to 71%. This will not be the case over the next five years and, thus, we anticipate consumption returning to this prior level. This five-year growth expectation may prove to be optimistic, in light of the severity of impact on the economy from the credit crisis. For example, it is reasonably likely that the fourth-quarter nominal GDP report will actually show a negative growth rate. A negative nominal GDP decline has occurred only eleven times out of 244 reporting periods since the beginning of 1947. The last negative reading was the fourth quarter of 1990—a recession year that should prove to be milder than the current recession. We do not believe this potential negative outcome has been factored into investors' general expectations. Additionally, 2009 will likely be the first worldwide recession year since 1981-82—a view that is not shared by the consensus. Finally, this negative economic outlook should result in a severe hit to corporate profits. During this past economic expansion, corporate profit margins rose to all-time record highs that we believe were positively impacted by the credit excesses. A 40% decline would only get them back to an average margin level that was experienced during typical inventory recessions. This recession is not an inventory recession but rather a capital destruction recession. It is far worse. Again, we do not believe this view is reflected by the consensus. Earnings expectations for 2009 are much too optimistic, in our opinion.

Credit Crisis

Where to begin on this topic? This credit crisis is the worst of its kind since the Great Depression. During the past three years, we have tried to warn and detail what we thought might develop. This journey began with a discussion of a mortgage security backed by Alt-A mortgages in our September 30, 2005 FPA New Income shareholder letter. The negative credit trends that we saw developing raised the issue of unsound lending practices that might be taking place in the mortgage market. We followed this up by additional discussions on this topic. Our first ever Special Commentary section appeared in the March 2007 shareholder letter that detailed the excesses we believed were taking place in our financial system. Out of this letter was developed a speech I gave to the CFA Society of Chicago on June 28, 2007 entitled, "Absence of Fear." It detailed the risks and excesses in virtually every area of our financial system and concluded that "We see most investment sectors as providing little in the way of a margin of safety," and, "Investors/speculators, in all sectors of the investment universe, appear to be willing to engage in highly risky strategies or investments." This was followed up by "Credit Crisis" on January 22, 2008. In "Crossing the Rubicon," March 30, 2008, we stated that we believe "a new financial system is in the process of being created. This is the beginning of a new era." We also argued that, "The extraordinary actions taken by the Bernanke Federal Reserve reflect acts of desperation rather than long-term policy solutions." In essence, decisions are based upon expediency rather than well-reasoned long-term thinking. This type of thinking and action is what got us to this terrible place today. Finally, my associate, Steven Romick, wrote a wonderful commentary, "The Elephant(s) in the Room," September 23, 2008, that details the critical issue of the destruction of bank capital and how the new salvation of the $700 billion "rescue/bailout" program does not address this issue. All of these commentaries may be found on our website at www.fpafunds.com under Latest News. They are a good source for better understanding of what is taking place today in this crisis.

This rehash of history demonstrates that a potentially serious crisis has been in our thinking for several years and, thus, we believe we have a very good basis to evaluate, criticize and estimate what the likely outcome may be. Since the middle of last year, our opinion has been that the Federal Reserve and the U.S. Treasury Department did not understand the nature and size of the challenge they were facing. We argued that the issues developing in subprime and Alt-A mortgage-backed securities were more akin to canaries in the financial industry coal mine. When they died, instead of seeing a serious problem in the financial system, they thought they just had sick canaries. Both the Fed and Treasury viewed the developing crisis as one of being a liquidity crisis rather than a capital crisis. We were of the view that the demise of the structured-finance market would lead to a shift to the left in the supply curve of credit and thus, for any price level for credit, the supply provided would be less. The collapse of the structured-finance market would hammer the valuation of these types of securities and, thus, serious charge-offs were in order for institutions that held them. The destruction of capital within our banks and insurance companies would lead to a lending contraction of the first order. In our opinion, both the Fed and Treasury were addressing the symptoms of the disease, Liquidity, rather than the disease itself, Capital Destruction. All of the newly developed programs by these two organizations have been about restoring liquidity to the system. Until the capital destruction question was addressed, we viewed these new programs as haphazard, ad hoc and likely to be ineffective. The July $200-billion backstop program to support both Fannie Mae and Freddie Mac again reflected questionable thinking by both these organizations as well as Congress.

The core issue is that bad loans were made to individuals and other borrowing entities that cannot support them with their current income, and the underlying asset values have declined below the amount of debt owed. All actions taken to date have been about delaying or obfuscating this issue rather than dealing with a classic debt deflation problem. We view the actions taken as being short-term oriented as well as expedient and that they will most likely prove costly in the long run. Until these questionable assets are allowed to clear at market values, we will travel a long and arduous path to economic recovery.

Since August of last year, nearly $360 billion of private sector capital has been thrown at troubled financial institutions in the U.S. and $688 billion worldwide, according to Bloomberg's October 31, 2008 estimate. What is so disappointing is that nearly all of these capital infusions are at a loss. Private sector capital has become quite scarce because there is no confidence in counterparty balance sheets; therefore, the federal government is attempting to ride to the rescue. The newly enacted $700 billion Troubled Asset Relief Program (TARP) is another attempt to address liquidity issues while beginning to bolster capital in our banking system. $250 billion of this total is to be invested in a number of banking institutions of varying size through 5% senior preferred stock. Unfortunately, we are of the opinion that the TARP, as presently designed and being implemented, has serious and fundamental flaws. It was crafted under extreme financial and political pressures that do not lend themselves to a holistic approach in dealing with the crisis. Among the flaws we see is that there are no requirements that this cheap capital be lent out. It is implied but not legally required. Those that are accessing this program do not have to cut or eliminate paying dividends to their shareholders. In our opinion, if banks or other financial institutions believe they have to access government capital, dividends should not be paid out to shareholders so as to accelerate the rebuilding of the financial institution's capital. If they do not like this feature, let them go to the public market for capital. It will be far more costly. Will this new capital attract private capital? This is a key question that revolves around trust and confidence in financial statements. At present, there is virtually no confidence in financial-company balance sheets. At one point this year, both Fannie Mae and Freddie Mac were said to have sufficient capital and access to capital by regulators, various politicians and administration officials. We were of a different opinion since we placed both of these companies on our restricted list for purchase of their debt securities more than two years ago. On October 29, Fannie Mae took a valuation allowance that wiped out $20.6 billion of its $47-billion regulatory capital as of June 30. Several transactions have taken place in the banking sector where the companies were acquired at a small fraction of their stated equity value. For the Treasury and the Fed to attract large levels of private capital, we believe a new template must be created. We thought a possible template might be in the form of the Citigroup Inc. acquisition agreement with Wachovia Corp. The potential losses on Wachovia's balance sheet were to be capped at $42 billion by the government, while the government would co-invest $12 billion in a preferred stock, with Citigroup raising an additional $10 billion in new capital. Citigroup could raise this new capital since new investors would have a better idea of the potential risks. This transaction did not go through because Wells Fargo & Co. made a higher offer after a tax rule was changed that made it more attractive for Wells Fargo to bid for Wachovia. At this time, we do not know what the relative long-term merits are of one strategy over the other. We do believe that if we do not see material downward movement in credit spreads and the deployment of new private capital into the banking system shortly, the TARP will likely prove inadequate and, thus, we could face a new phase in the credit crisis. Furthermore, we are of the opinion that the problem loans that reside in our economic system could be as high as $2 trillion, while we have seen other estimates that run as high as $2.8 trillion. Should this estimate prove to be accurate, will the TARP be sufficient? We do not know.

Both the Treasury and the Fed have moved to secure other areas of the financial system by temporarily guaranteeing money-market mutual funds, creating a $600-billion commercial paper purchase program, partially guaranteeing bank debt for a period of time, providing back-up guarantees of $300 billion to our Government Sponsored Enterprises (GSE), purchasing 79.9% of American International Group and now reformulating a prior plan that will increase the government's cash contributions from $83 billion to more than $160 billion, and increasing FDIC insurance to $250,000 per account until January 1, 2010. The array of actions taken by the Fed and Treasury has been nothing short of stunning. Our most negative scenario never envisioned all of these actions.

What do all these new funding, guaranteeing, capital injections mean to us? We are unsure what the long-term consequences of these actions will be. We do know that once the genie is let out of the bottle, it is very difficult to get him to go back into the bottle. Once we have guaranteed money-market funds, provided public-sector funding for commercial paper, made direct investments into various types of financial institutions and "temporarily" increased the FDIC deposit guarantee to $250,000, how do we return back to a market-based economy? Once you go down this road, the markets know that in the future, if there is a problem, the government will ride to the rescue. This template is personified with what took place in September when the federal government placed both Fannie Mae and Freddie Mac into a conservatorship. We were told for years that these were independent private companies that had a limited line of credit to the U.S. Treasury. Once they got into trouble, they were "too big to fail" and now their more than $1.7 trillion in corporate debt and more than $5 trillion in mortgage-backed securities are effectively guaranteed by the federal government. These are two good examples of the unsound concept of privatizing profits while socializing risk. There is no question that large segments of our financial-services industry have been socialized or partially nationalized, depending upon your choice of words. All of these programs require the U.S. government to either issue substantially more Treasury debt or have the Federal Reserve print more money. We estimate that Treasury borrowings have the potential to increase, over the next twelve months, by $1.5 to $2 trillion above what would have been scheduled to be borrowed. These borrowings would be in addition to an escalating budget deficit that may rise to $1 trillion in 2009 because of declining tax receipts and a fiscal stimulus plan that could be $350 billion. Hopefully, the new stimulus plan will be much better designed than this year's plan, which accomplished very little. What will be the impact from this huge increase in borrowing upon interest rates? We do not know other than the yield curve may end up being steeper and thus, intermediate and longer term yields remain elevated. In addition to the increase in debt borrowing, the Federal Reserve's balance sheet has grown from $800 billion, in the middle of September, to $1.8 trillion, by the third week in October. At the current pace of growth, along with the addition of the newly announced liquidity support programs, within the next 60 days, we could witness its balance sheet rising to $3 trillion. A large portion of this increase will be funded by the printing of money.

To say that we are concerned about these trends is a gross understatement. In the short run, one to two years, we anticipate disinflation or in some economic segments, deflation. What concerns us is the period that covers three to ten years from now. We believe that inflation will be a more significant issue than is currently anticipated by the consensus and, thus, this poses a potentially serious risk to our financial system. Currently, it appears this risk is not much of a concern to the various sectors of government or to the financial markets. Their primary concern is "how do we get the economy out of this mess, and don't worry about what will take place beyond the near term." During the last thirty years, it has been this type of short-term thinking that has led to this predicament. At First Pacific Advisors, we worry about a longer-term horizon, as exemplified by our commentaries on our website and in our shareholder letters and, thus, we were in a good position to weather this crisis effectively. Our concern is for the future generations of Americans that will be forced to pay a high price for the unsound financial practices currently taking place. Unless spending is brought under control at all levels of government and the American public relearns what it is to be financially prudent, this nation will likely face a difficult and volatile future. We are hopeful but highly concerned.

With these closing comments, Tom Atteberry will convey his thoughts to you.

Thomas H. Atteberry Commentary

While we have maintained a very conservative investment posture focused on preservation of capital, we have been actively seeking out investment opportunities that complement this posture. Portfolio investments have focused in three distinct areas, the Agency-backed mortgage segment of the bond market, with securities backed by mortgages issued prior to 2005, and prepayment structures focused on average lives of 2-5 years. The second area is securities that benefit from inflation activity, and lastly, to a unique Mortgaged-Backed Interest Only security.

As financial institutions of all types have tried to de-lever and raise capital, they have attempted to sell their most attractive mortgage holdings as those are the ones that can bring them the best price. We have found this activity a very fertile hunting ground.

The largest area in which we took advantage of this forced selling of assets was in seasoned mortgaged-backed securities issued by either FNMA or FHLMC. The basis for these investments was as follows: First, it is our opinion that the turnover rate in existing homes would decline during 2008 and 2009, which would result in a lower prepayment speed for our purchases. If we concentrated on those mortgages issued prior to 2005, then the decline in house values would have less of an impact, given that the asset we had lent on probably experienced some price appreciation after it was underwritten. Additionally, these older mortgages tend to have better underwriting standards. We concentrated on mortgages which had interest rates of 5.50% to 6.50%. The idea was that in this range of rates the borrower would not be in a strong position to re-finance the mortgage. We also felt that mortgage rates in general would not decline significantly below these levels, given tighter underwriting standards and high fees from FNMA and FHLMC. Finally, by investing in older mortgage loans, the borrower had passed through at least one re-finance opportunity and for some reason had chosen to maintain the current loan. From a price perspective, we paid slightly over par for all the bonds purchased. Over the past year we have accumulated this position with a range of expected yields-to-maturity of between 4.25% and 5.45%, with corresponding average lives of between 1.4 and 5 years.

The next most significant investment we have made over the past year actually started in January 2008 and now represents 3% of the portfolio. The portfolio has been systematically accumulating a position in GNMA Project Loan Interest Only Securities. The loans that back these securities consist of permanent mortgage loans on government-assisted housing and nursing homes or other assisted-living facilities for the elderly or disabled. In each case, the facility has a certificate of need from the community in which it is located. These loans are a little different and contain several provisions designed to limit the ability to be refinanced. The loans have a prepayment penalty period that may last up to 7 years and there is a penalty for early retirement of the debt prior to the end of the penalty period. This feature goes a long way to limit the prepayment risk, which has a negative impact on an interest-only security, as the security receives only interest payments and no principal payments. The longer the loan is in existence, the longer the interest payment stream and, thus, the more valuable the Interest Only bond. If for some reason the loan is paid off during the prepayment penalty period, that prepayment penalty payment is allocated to the Interest Only bond holder, so in effect it is a windfall which improves return by a substantial amount. Therefore, our most significant risk is a pure default from non-payment, which results in GNMA paying off the loan. After we factor in default history and loan amortization the resulting yield to maturity on our purchases have been between 7.90% and 8.50% for a bond that is expected to have an average life of 4.5 to 6.5 years. This GNMA Project Loan program has been around for over 20 years and there is very detailed data on defaults and loan performance. We are very confident that the loss expectations and prepayments should result in the bonds producing the returns listed above. We will continue to accumulate this type of security until such time as we can obtain a 5% portfolio allocation. This of course assumes that the return profile continues to be attractive.

The other area of investment that makes up 5.1% of the portfolio is inflation-linked securities. 80% of this allocation is to Treasury Inflation Protected Securities (TIPS) with a maturity range from April 2010 to January 2012. The other 20% of this allocation is a Toyota Motor Credit Inflation Linked Note due September 10, 2013, which is rated AAA by both Moody's and Standard and Poor's. Each month the Toyota coupon resets based on the year-over-year change in the Consumer Price Index plus 0.80%, or 80 basis points. The first two coupons for the bond have been 5.82% and 6.40% on an annual basis. Even if inflation slows over the next year, we are comfortable that the income generated from this security should be greater than income generated from cash equivalents and it should be a good income hedge to changes in inflation. The extra income generated today is expected to cushion the bond's price if inflation declines to more moderate levels over the next year.

Our purchase of the TIPS bonds at the close of the third quarter has turned out to be premature. While the real yields on these purchases, between 1.70% and 1.90%, were attractive at the time, since the end of the third quarter, prices on these securities have declined and the real yields now stand at between 3.76% and 5.21% as of the end of October. Over the life of these securities it is our opinion that inflation will be higher than the implied rate that existed at both the time of purchase and today. At the time of purchase the implied inflation factor, or the difference between the yield on the TIPS bond before factoring in inflation and the yield on a corresponding nominal Treasury note, ranged between 0.35% over the next 1.5 years to 0.74% annual inflation for the next 3.5 years. While attractive in comparison to a historical inflation of on average better than 2%, investors have now factored in a disinflation viewpoint. Based on prices at the end of October, that implied inflation now ranges between -3.87% annual inflation for the next 1.5 years to -1.73% annual inflation for the next 3.5 years. Not since the period of 1930 to 1933 has the economy experienced such a negative inflation number. At this point it is our view that this is a low-probability outcome; nonetheless we were early in our purchase and did not correctly factor in the change in sentiment regarding inflation that has accompanied the acceptance of a potentially severe recession.

We hope this extended shareholder letter helps you better understand the nature and complexities taking place in this credit crisis and what actions we have taken in the management of your Fund. We thank you for your support, patience and trust during these challenging times.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Thomas H. Atteberry
Vice President and Portfolio Manager

November 10, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Lehman Brothers Government/Credit Index and Lipper Corporate Debt A Rated Fund Average from October 1, 1998 to September 30, 2008

Past performance is not indicative of future performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $16,582 reflects deduction of the current maximum sales charge of 3.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $17,183. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2008

Bonds & Debentures		88.2%
U.S. Agencies	28.2%
Mortgage-Backed	25.2%
Mortgage Pass-Through	14.4%
Short-Term U.S. Treasury & Agencies	10.5%
U.S. Treasury	4.2%
Derivatives	3.4%
Corporate	2.3%
Short-Term Investments		15.0%
Other Assets and Liabilities, net		(3.2)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended September 30, 2008

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Federal Agricultural Mortgage Corporation — 3.875% 2011 (1)	$25,700,000
Federal Home Loan Bank —3.625% 2011(1)	$21,250,000
Federal Home Loan Mortgage Corporation 2542 CL PG — 5.5% 2031 (1)	$31,305,000
Federal National Mortgage Association — 4.25% 2011 (1)	$24,120,000
Federal National Mortgage Association 2002-70 CL QG — 5.5% 2031 (1)	$22,346,691
Federal National Mortgage Association 2005-118 CL ME — 6% 2032 (1)	$27,130,000
Federal National Mortgage Association — 6.4% 2013 (1)	$21,250,000
Government National Mortgage Association 2008-48 — 3.725% 2029 (1)	$22,927,755
Toyota Motor Credit Corporation — 5.82% 2013 (Floating) (1)	$21,000,000
U.S.Treasury Inflation-Indexed Notes — 0.875% 2010 (1)	$24,425,126
U.S.Treasury Inflation-Indexed Notes — 2% 2012 (1)	$23,921,634
NET SALES
Non-Convertible Bonds & Debentures
Federal Agricultural Mortgage Corporation — 4.25% 2008 (2)	$23,424,000
Federal Farm Credit Bank—5.15% 2008 (2)	$25,000,000
Federal Farm Credit Bank — 5.5% 2008 (2)	$25,000,000
Toyota Motor Credit Corporation — 5.25% 2008 (2)	$50,000,000
U.S.Treasury Notes — 4.125% 2008 (2)	$20,000,000

(1)  Indicates new security added to portfolio

(2)  Indicates security eliminated from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2008

BONDS & DEBENTURES	Principal Amount	Value
U.S. AGENCIES SECURITIES — 28.2%
Federal Agricultural Mortgage Corporation
—3.875% 2011	$25,700,000	$26,154,119
—4.875% 2011*	19,610,000	20,322,431
—5.5% 2011*	19,600,000	20,778,744
Federal Farm Credit Bank
—4.875% 2008	25,000,000	25,007,000
—5% 2008	43,000,000	43,195,650
—5% 2010	20,000,000	20,019,800
—5.25% 2009	49,630,000	50,250,871
—5.55% 2012	17,440,000	17,884,895
—5.85% 2016	14,539,000	14,688,752
Federal Home Loan Bank
—3.5% 2009	15,000,000	15,078,900
—3.58% 2011	15,000,000	15,060,750
—3.625% 2011	21,250,000	21,398,750
—4.75% 2009	75,000,000	75,582,000
—5.25% 2009	135,780,000	137,679,562
—5.3% 2011	17,000,000	17,248,030
Federal National Mortgage Association
—4.25% 2011	24,120,000	24,291,734
—6.4% 2013	21,250,000	21,213,875
Tennessee Valley Authority — 5.375% 2008	51,512,000	51,620,175
TOTAL U.S. AGENCIES SECURITIES		$617,476,038
MORTGAGE-BACKED SECURITIES — 25.2%
BOAA 2003-6 CL 1NC2 — 8% 2033	$1,441,908	$1,397,223
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	10,770,331	11,144,923
CWHL 2002-36 CL A20 — 5% 2033	76,728	76,586
Federal Home Loan Mortgage Corporation
1534 CL IA — 3.18% 2023 (Floating)	424,592	426,889
1552 CL I — 3.18% 2023 (Floating)	680,465	684,174
1669 CL HA — 3.33% 2023 (Floating)	393,202	392,030
1671 CL HA — 3.33% 2024 (Floating)	3,197,024	3,206,104
1673 CL HB — 3.33% 2024 (Floating)	1,000,000	1,017,000
3080 CL MA — 5% 2018	21,109,156	21,414,605
2916 CL MA — 5% 2026	3,629,816	3,669,708
2780 CL MA — 5% 2030	17,057,289	17,272,211
3003 CL KH — 5% 2034	9,101,909	9,146,235
2792 CL PB — 5.5% 2027	18,536,319	18,876,275
2796 CL BA — 5.5% 2029	4,502,328	4,542,984
2805 CL AB — 5.5% 2030	4,334,931	4,412,006

PORTFOLIO OF INVESTMENTS

September 30, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
2542 CL PG — 5.5% 2031	$31,305,000	$31,625,250
3241 CL DA — 5.5% 2034	15,925,711	16,190,078
3283 CL PA — 5.5% 2036	22,826,877	23,172,248
3316 CL JP — 5.9% 2031	17,398,072	17,862,079
3152 CL DB — 6% 2030	23,067,000	23,710,108
1591 CL PV — 6.25% 2023	4,258,309	4,394,064
3164 CL QV — 6.5% 2017	15,478,683	16,082,661
2438 CL MF — 6.5% 2031	2,201,703	2,215,199
2198 CL PS — 7% 2029	8,397,913	8,819,236
2328 CL JZ — 7% 2031	8,644,595	9,066,624
3389 CL HT — 7% 2037	19,694,313	21,124,908
2543 CL AD — 8.5% 2016	17,153	17,278
2519 CL ED — 8.5% 2030	342,803	377,885
2626 CL QM — 9% 2018	1,962,441	2,159,627
Federal National Mortgage Association
2003-35 CL MG — 4.5% 2015	16,852,931	16,898,602
2006-53 CL PA — 5.5% 2026	17,624,915	17,865,319
2002-70 CL QG — 5.5% 2031	22,346,691	22,547,588
2003-102 CL EA — 5.5% 2032	1,915,110	1,923,479
2002-87 CL N — 5.5% 2032	14,740,394	14,774,002
2005-91 CL KA — 5.5% 2035	10,459,579	10,587,500
2007-42 CL YA — 5.5% 2036	19,329,217	19,572,379
2006-61 CL LU — 6% 2013	7,686,325	7,903,771
2006-66 CL VP — 6% 2015	15,532,564	15,855,952
2003-12 CL AC — 6% 2016	107,182	108,421
1999-24 CL BC — 6% 2029	1,363,025	1,380,308
2005-112 CL NB — 6% 2030	17,960,234	18,459,529
2006-80 CL PD — 6% 2030	15,764,000	16,182,377
2005-118 CL ME — 6% 2032	27,130,000	27,881,772
2006-69 CL PB — 6% 2032	7,835,000	8,042,314
2007-16 CL AB — 6% 2035	24,389,615	24,975,941
1995-13 CL C — 6.5% 2008	608	607
2003-59 CL NP — 6.5% 2017	1,889,481	1,978,665
319-18 — 8% 2032	744,538	801,294
2004-W6 — 8% 2034	6,191,855	6,369,375
Government National Mortgage Association
2008-48 — 3.725% 2029	22,927,755	22,821,829
1999-47 — 7.5% 2029	1,758,883	1,868,549
JP Morgan MTG Trust 2003-A2 — 4% 2033	453,025	393,516
Wells Fargo Mortgage Backed Securities Tr. 2005-2 CL 1A2 — 8% 2035	15,637,808	16,776,240
TOTAL MORTGAGE-BACKED SECURITIES		$550,465,527

PORTFOLIO OF INVESTMENTS

September 30, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
MORTGAGE PASS-THROUGH SECURITIES — 14.4%
Federal Home Loan Mortgage Corporation
G11470 — 4.5% 2013	$1,955,703	$1,978,154
B18693 — 4.5% 2015	4,722,383	4,759,218
1Q0102 — 5.878% 2036	24,347,121	24,554,802
1G1939 — 5.937% 2037	13,861,857	13,989,802
J03433 — 6% 2016	8,119,738	8,346,035
J04028 — 6% 2016	1,428,869	1,467,148
J02913 — 6% 2016	2,546,010	2,616,585
G12261 — 6% 2016	3,684,933	3,805,246
E02206 — 6% 2016	2,505,781	2,547,477
J03602 — 6% 2016	919,973	945,622
J03666 — 6% 2016	759,877	781,116
J03856 — 6% 2016	1,381,882	1,420,450
J04095 — 6% 2017	4,007,393	4,114,871
J04191 — 6% 2017	1,080,176	1,110,594
G12661 — 6% 2017	9,967,932	10,235,770
G12648 — 6% 2017	1,811,809	1,860,329
J04756 — 6% 2017	1,374,981	1,414,003
J04809 — 6% 2017	1,168,669	1,201,766
J04845 — 6% 2017	1,972,936	2,028,967
J05642 — 6% 2017	6,741,921	6,922,537
E02330 — 6% 2017	2,179,696	2,215,465
A26942 — 6.5% 2034	2,217,842	2,288,569
A43431 — 6.5% 2036	3,794,921	3,888,921
G08107 — 6.5% 2036	9,459,021	9,749,413
P21237 — 6.5% 2036	1,269,721	1,301,997
P50543 — 6.5% 2037	768,672	788,050
Federal National Mortgage Association
254681 — 4.5% 2013	1,467,641	1,483,403
255175 — 4.5% 2014	2,497,497	2,520,774
725492 — 5.5% 2014.	2,309,353	2,351,476
255356 — 5.5% 2014	6,971,320	7,101,823
865963 — 5.931% 2036	13,337,995	13,520,726
253997 — 6% 2011	779,249	790,618
725258 — 6% 2012	4,120,431	4,192,745
256266 — 6% 2016	4,197,205	4,306,374
256385 — 6% 2016	842,283	879,680
256502 — 6% 2016	1,822,880	1,870,986
256547 — 6% 2016	13,081,018	13,426,488
256560 — 6% 2017	13,386,418	13,740,623
928002 — 6% 2017	1,535,203	1,575,993

PORTFOLIO OF INVESTMENTS

September 30, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
256632 — 6% 2017	$4,360,227	$4,475,947
256683 — 6% 2017	8,399,943	8,623,465
928100 — 6% 2017	1,205,713	1,237,737
928128 — 6% 2017	1,464,294	1,503,288
928249 — 6% 2017	2,056,709	2,111,829
256743 — 6% 2017	3,433,230	3,525,069
256838 — 6% 2017	249,152	255,834
256794 — 6% 2017	7,087,538	7,277,697
256869 — 6% 2017	14,876,525	15,275,513
820812 — 6.5% 2035	1,128,198	1,162,552
840325 — 6.5% 2035	2,965,206	3,054,933
844274 — 6.5% 2035	4,322,469	4,453,267
844613 — 6.5% 2035	3,334,703	3,435,611
846597 — 6.5% 2035	3,020,323	3,111,507
848420 — 6.5% 2035	6,946,084	7,155,786
850655 — 6.5% 2036	5,896,275	6,073,812
848270 — 6.5% 2036	1,443,444	1,487,022
845365 — 6.5% 2036	10,090,956	10,395,602
851095 — 6.5% 2036	4,987,696	5,137,476
865176 — 6.5% 2036	8,247,286	8,495,612
872740 — 6.5% 2036	603,946	619,993
886320 — 6.5% 2036	533,399	545,838
893835 — 6.5% 2036	855,396	870,990
894362 — 6.5% 2036	1,449,433	1,475,711
894363 — 6.5% 2036	1,245,546	1,268,128
906417 — 6.5% 2036	2,259,324	2,300,105
909540 — 6.5% 2037	2,146,488	2,184,889
923306 — 6.5% 2037	1,429,927	1,455,294
918264 — 6.5% 2037	3,580,211	3,661,374
323282 — 7.5% 2028	1,009,009	1,074,272
Government National Mortgage Association
782281 — 6% 2023	16,055,844	16,469,764
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$314,270,533
SHORT-TERM U.S. TREASURY & AGENCIES SECURITIES — 10.5%
Federal Agricultural Mortgage Corporation Discount Note — 2.4% 11/26/08	$21,000,000	$20,916,210
Federal Home Loan Bank Discount Note — 2.15% 11/21/08	65,000,000	64,736,835
U.S. Treasury Bills
— 1.865% 02/19/09	95,000,000	94,586,988
— 1.885% 02/26/09	50,000,000	49,757,445
TOTAL SHORT-TERM U.S. TREASURY & AGENCIES SECURITIES		$229,997,478

PORTFOLIO OF INVESTMENTS

September 30, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
U.S. TREASURY SECURITIES — 4.2%
U.S.Treasury Inflation-Indexed Notes
— 0.875% 2010	$24,425,126	$23,961,430
— 2% 2012	23,921,634	23,923,503
— 2.375% 2011	19,944,180	20,137,389
— 3.375% 2012	22,693,080	23,744,407
TOTAL U.S. TREASURY SECURITIES		$91,766,729
DERIVATIVE SECURITIES — 3.4%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2558 CL JW — 5.5% 2022	$12,379,641	$1,511,183
217 — 6.5% 2032	2,021,386	480,827
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	12,620,356	1,976,726
323 CL 1 — 5.5% 2032	2,907,637	584,551
1994-17 CL JB — 6.5% 2009	17,344	110
Government National Mortgage Association
2005-9 — 0.74018% 2045	30,758,797	1,246,347
2006-30 — 0.78358% 2046	26,660,505	1,363,951
2006-5 — 0.78419% 2046	31,000,522	1,456,405
2002-56 — 0.80846% 2042	1,286,031	27,675
2007-15 — 0.82103% 2047	55,859,997	3,252,728
2006-15 — 0.82350% 2046	31,023,861	1,401,968
2006-55 — 0.90248% 2046	112,419,817	5,930,145
2005-50 — 0.92711% 2045	2,470,163	120,692
2007-4 — 0.94567% 2047	58,266,835	3,402,783
2007-34 — 0.95515% 2047	61,916,276	3,687,733
2006-67 — 1.01220% 2046	78,415,364	4,403,023
2008-48 — 1.04059% 2048	171,185,442	9,235,455
2007-77 — 1.06357% 2047	62,240,585	3,759,954
2007-55 — 1.07868% 2047	160,199,778	9,869,908
2008-45 — 1.16203% 2048	168,137,177	9,667,888
2008-8 — 1.20824% 2047	58,915,593	3,578,533
2008-24 — 1.23491% 2047	77,840,902	4,903,977
PRINCIPAL ONLY SECURITY
Federal Home Loan Mortgage Corporation 217 — 6.5% 2032	2,021,386	1,593,620
TOTAL DERIVATIVE SECURITIES		$73,456,182
CORPORATE BONDS & DEBENTURES — 2.3%
Bayerische Landesbank — 2.11% 2009 (Floating)*	$21,000,000	$20,865,810

PORTFOLIO OF INVESTMENTS

September 30, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
Qwest Communications International, Inc. — 6.30438% 2009 (Floating)	8,015,000	7,964,906
Toyota Motor Credit Corporation — 5.82% 2013 (Floating)	21,000,000	21,088,200
TOTAL CORPORATE BONDS & DEBENTURES		$49,918,916
TOTAL INVESTMENT SECURITIES — 88.2% (Cost $1,917,325,181)		$1,927,351,403
SHORT-TERM INVESTMENTS — 15.0%
General Electric Capital Corporation — 1.75% 10/01/08	$43,891,000	$43,891,000
General Electric Capital Services, Inc. — 2.15% 10/01/08	42,000,000	42,000,000
Federal Home Loan Bank Discount Note — 2.2% 10/06/08	31,641,000	31,631,332
U.S.Treasury Bill — 1.5% 10/09/08	75,000,000	74,975,000
Toyota Motor Credit Corporation — 2.3% 10/16/08	45,000,000	44,956,875
General Electric Capital Services, Inc. — 2.3% 10/17/08	41,121,000	41,078,965
U.S.Treasury Bill — 0.95% 11/13/08	50,000,000	49,943,264
TOTAL SHORT-TERM INVESTMENTS (Cost $328,476,436)		$328,476,436
TOTAL INVESTMENTS — 103.2% (Cost $2,245,801,617)		$2,255,827,839
Other assets and liabilities, net — (3.2)%		(69,689,445)
TOTAL NET ASSETS — 100.0%		$2,186,138,394

*  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. Federal Agricultural Mortgage Corporation 4.875% due 2011 was purchased at $97.45 on May 12, 2006. Federal Agriculture Mortgage Corporation 5.5% due 2011 was purchased at $104.17 on June 10, 2008, and at $103.87 on June 12, 2008. Bayerische Landesbank 4.08% due 2009 was purchased at $100 on April 14, 2004. These restricted securities constituted 2.8% of total net assets at September 30, 2008.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

ASSETS
Investments at value:
Investments securities-at market value (identified cost $1,917,325,181)	$1,927,351,403
Short-term investments — at amortized cost (maturities 60 days or less)	328,476,436	$2,255,827,839
Cash		706
Receivable for:
Capital Stock sold	$14,964,853
Interest	14,089,955	29,054,808
		$2,284,883,353
LIABILITIES
Payable for:
Investment securities purchased	$92,443,264
Capital stock repurchased	5,339,355
Advisory fees	866,490
Accrued expenses and other liabilities	95,850	98,744,959
NET ASSETS		$2,186,138,394
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 400,000,000 shares; outstanding 197,751,089 shares		$1,977,511
Additional paid in capital		2,202,798,829
Accumulated net loss on investments		(56,751,799)
Undistributed net investment income		28,087,631
Unrealized appreciation of investments		10,026,222
Net assets at September 30, 2008		$2,186,138,394
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$11.06
Maximum offering price per share (100/96.5 of per share net asset value)		$11.46

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2008

INVESTMENT INCOME
Interest		$96,880,228
EXPENSES
Advisory fees	$9,995,165
Transfer agent fees and expenses	1,583,525
Custodian fees and expenses	142,368
Reports to shareholders	245,429
Directors' fees and expenses	67,289
Registration fees	79,263
Insurance	77,680
Audit and tax services	41,950
Legal fees	12,203
Other expenses	35,645	12,280,517
Net investment income		$84,599,711
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$613,230,982
Cost of investment securities sold	601,830,734
Net realized gain on investments		$11,400,248
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$15,548,829
Unrealized appreciation at end of year	10,026,222
Change in unrealized appreciation of investments		(5,522,607)
Net realized and unrealized gain on investments		$5,877,641
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$90,477,352

See notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended September 30,
	2008		2007
CHANGES IN NET ASSETS
Operations:
Net investment income	$84,599,711		$78,838,303
Net realized gain on investments	11,400,248		2,705,381
Change in unrealized appreciation of investments	(5,522,607)		14,300,531
Change in net assets resulting from operations		$90,477,352		$95,844,215
Distributions to shareholders from net investment income		(86,158,727)		(88,163,973)
Capital stock transactions:
Proceeds from capital stock sold	$858,263,218		$549,288,362
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	52,694,704		56,178,017
Cost of capital stock repurchased*	(561,168,250)	349,789,672	(600,223,671)	5,242,708
Total change in net assets		$354,108,297		$12,922,950
NET ASSETS
Beginning of year		1,832,030,097		1,819,107,147
End of year		$2,186,138,394		$1,832,030,097
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		77,776,831		50,350,612
Shares issued to shareholders upon reinvestment of dividends and distributions		4,814,003		5,181,098
Shares of capital stock repurchased		(50,898,680)		(55,043,592)
Increase in capital stock outstanding		31,692,154		488,118

*  Net of redemption fees of $127,807 and $107,287 for the years ended September 30, 2008, and 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	For the Year Ended September 30,
	2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of year	$11.03	$10.99	$11.04	$11.30	$11.27
Income from investment operations:
Net investment income	$0.47	$0.50	$0.53	$0.48	$0.43
Net realized and unrealized gain (loss) on investment securities	0.05	0.07	(0.04)	(0.34)	0.03
Total from investment operations	$0.52	$0.57	$0.49	$0.14	$0.46
Less dividends from net investment income	$(0.49)	$(0.53)	$(0.54)	$(0.40)	$(0.43)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$11.06	$11.03	$10.99	$11.04	$11.30
Total investment return**	4.84%	5.36%	4.59%	1.27%	4.16%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$2,186,138	$1,832,030	$1,819,107	$1,845,485	$1,938,651
Ratio of expenses to average net assets	0.61%	0.62%	0.62%	0.61%	0.60%
Ratio of net investment income to average net assets	4.21%	4.31%	4.68%	3.69%	3.77%
Portfolio turnover rate	32%	53%	60%	42%	62%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $987,999,743 for the year ended September 30, 2008.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended September 30, 2008, the Fund paid aggregate fees of $67,435 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax

NOTES TO FINANCIAL STATEMENTS

Continued

purposes, the components of distributable earnings at September 30, 2008, were as follows:

Undistributed net investment income	$27,607,649

The tax status of dividends paid during fiscal years ended September 30, 2008 and 2007 were as follows:

	2008	2007
Dividends from ordinary income	$86,158,727	$88,163,973

Accumulated net realized losses of $56,751,800 can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $11,767,908 in 2012, $7,719,581 in 2013, $20,873,466 in 2014, and $16,390,845 in 2015.

The cost of investment securities at September 30, 2008 for federal income tax purposes was $1,916,845,198. Gross unrealized appreciation and depreciation for all securities at September 30, 2008 for federal income tax purposes was $17,074,467 and $6,568,262, respectively, resulting in net unrealized appreciation of $10,506,205. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on October 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended September 30, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2004 or by state tax authorities for years ended before September 30, 2003.

During the year ended September 30, 2008, the Fund reclassified $3,332,551 of net amounts from accumulated net loss to undistributed net investment income to align financial reporting with tax reporting.

NOTE 5 — Distributor

For the year ended September 30, 2008, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $219,811 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2008, the Fund collected $127,807 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Distribution to Shareholders

On September 30, 2008, the Board of Directors declared a dividend from net investment income of $0.11 per share payable October 6, 2008 to shareholders of record on September 30, 2008. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 1, 2008.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on October 1, 2007. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the valuation levels of the Fund's investments as of September 30, 2008:

Level 1 – Quoted Prices	$343,162,956
Level 2 – Other significant observable inputs	1,912,664,883	*
Level 3 – Significant unobservable inputs	—
Total investments	$2,255,827,839

*  Includes $328,476,436 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 11, 2008

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board at a meeting held on August 5, 2008, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analysts supporting team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the outstanding reputation of the Fund's Portfolio managers; Robert Rodriguez, who has managed the Fund since 1984, and Tom Atteberry, who has been with the Adviser since 1997. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of A-rated corporate debt value funds selected by Lipper (the "Peer Group"). The Directors noted the Fund's competitive long-term investment performance when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Directors noted that the overall expense ratio of the Fund was also low when compared to the Peer Group. The Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Directors expressed concern that the fee rate does not have any breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included significant investments in analysts who assist with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the establishment of a full-time Chief

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

Continued

Compliance Officer and his assistant. The Directors also noted that asset levels of the Fund are currently similar to where they were three years ago, yet the Adviser has continued to make investments in personnel servicing the Fund.

Conclusions. The Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Directors determined that the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Fund are clearly disclosed in the Fund's prospectus, in all reports to Fund shareholders and in industry research databases such as those maintained by Lipper and Morningstar, and that the Fund's shareholders have ready access to other funds with different strategies, fees and expenses and can redeem at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for an additional one-year period through September 30, 2009.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2008
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2008	$1,000.00	$1,000.00
Ending Account Value September 30, 2008	$1,011.90	$1,021.91
Expenses Paid During Period*	$3.07	$3.09

*  Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2008 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Director and Chairman† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (63)*	Director† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, and Heckmann Corporation.

Patrick B. Purcell – (65)*	Director† Years Served: 2	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (76)*	Director† Years Served: 17	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (59)	Director† President & Chief Investment Officer Years Served: 24	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (55)	Vice President & Portfolio Manager Years Served: 3	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (64)	Vice President Years Served: 23	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (48)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 13	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

(This page has been left blank intentionally.)

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

	(b)	Not Applicable

	(c)	During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

	(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

	(e)	Not Applicable

	(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item. This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.	Principal Accountant Fees and Services.

		2007	2008
(a)	Audit Fees	$35,500	$37,300
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,450	$6,750
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:   December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:   December 5, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   December 5, 2008